                                   EXHIBIT A

                        TRANSAMERICA IDEX MUTUAL FUNDS
                        AEGON/TRANSAMERICA SERIES TRUST
                       TRANSAMERICA INCOME SHARES, INC.
                    (EACH FUND OR SERIES THEREOF, A "FUND")

                        Form For Rule 17e-l Transaction

  (to be attached to confirmation of agency trades with An Affiliated Broker)

Transamerica MS Capital Growth  SEE ATTACHED
Name of Fund                    Date of Trade

SEE ATTACHED                    BIDS
Security                        Name of Affiliated Broker

$297.46                         $0.004
Total Commission                Unit Cost of Commission (i.e., per share charge)

   In determining whether the commissions paid by the Fund were reasonable and fair compared to commissions charged by other brokers, the following information was used:

a. Commission charged by the Affiliated Broker during the same period to other clients/1/:
   $0.004 - $0.020

b. Commissions being charged during this time period by unaffiliated broker-dealers for comparable transactions:
   $0.020 - $0.035

c. Other information considered:

d. Comments, including explanation of any material differences between commissions reported under paragraphs a and b, above and those charged to the Fund for the reported transaction:

/s/ Kelly Daniels
-----------------------------
Kelly Daniels, Vice President

/1/ Rate reflects commission charged to other MSIM clients by the affiliated broker.

                                  RULE 17e-1
                         AFFILIATED BROKER TRANSACTION
                FOR THE PERIOD: March 31, 2014 - APRIL 30, 2014

Rule 17e-1 Form (Affiliated Broker Transactions)

                                                                                                Broker
                                                                                              Commission
              Affiliated Broker                                                                Cost Per    Total
Client Name         Name         Trade Date Transaction Symbol Security Name  Shares  Price     Share    Commission  Total Cost
-----------   -----------------  ---------- ----------- ------ -------------  ------ -------- ---------- ---------- -------------
Transamerica
  MS Capital
  Growth        BIDS (MLCO)      4/7/2014      Buy      FEYEUS FIREEYE INC     4,316 $50.5600  $0.0040    $ 17.26   $  218,303.28
Transamerica                                                     MCGRAW
  MS Capital                                                      HILL
  Growth                                                        FINANCIAL
                BIDS (MLCO)      4/7/2014      Buy      MHFIUS     INC         1,715 $75.1350  $0.0040    $  6.86   $  128,890.83
Transamerica
  MS Capital
  Growth        BIDS (MLCO)      4/7/2014      Buy      MSIUS   MOTOROLA       2,739 $64.1950  $0.0040    $ 10.96   $  175,884.88
Transamerica
  MS Capital
  Growth        BIDS (MLCO)      4/7/2014      Sell     GRPNUS GROUPON INC     8,916 $ 7.5142  $0.0040    $ 35.66   $   66,816.80
Transamerica
  MS Capital                                                   MASTERCARD
  Growth        BIDS (MLCO)      4/7/2014      Sell      MAUS   INC-CL A       1,911 $71.1600  $0.0040    $  7.64   $  135,945.53
Transamerica
  MS Capital
  Growth        BIDS (MLCO)      4/8/2014      Sell     GRPNUS GROUPON INC     5,509 $ 7.4145  $0.0040    $ 22.04   $   40,735.39
Transamerica                                                    ARCH CAP
  MS Capital                                                      GROUP
  Growth        BIDS (MLCO)      4/9/2014      Sell     ACGLUS   LTD ORD       5,985 $56.2450  $0.0040    $ 23.94   $  336,499.19
Transamerica
  MS Capital
  Growth        BIDS (MLCO)      4/10/2014     Sell     GRPNUS GROUPON INC    13,111 $ 7.0145  $0.0040    $ 52.44   $   91,702.85
Transamerica
  MS Capital
  Growth        BIDS (MLCO)      4/11/2014     Sell     GRPNUS GROUPON INC    17,923 $ 7.1666  $0.0040    $ 71.69   $  128,085.67
Transamerica
  MS Capital
  Growth        BIDS (MLCO)      4/15/2014     Buy      TWTRUS TWITTER INC     2,247 $41.5900  $0.0040    $  8.99   $   93,497.67
Transamerica
  MS Capital
  Growth        BIDS (MLCO)      4/24/2014     Buy      SPLKUS SPLUNK INC      1,220 $57.5100  $0.0040    $  4.88   $   70,186.60
Transamerica
  MS Capital
  Growth        BIDS (MLCO)      4/25/2014     Buy      SPLKUS SPLUNK INC      5,580 $57.0113  $0.0040    $ 22.32   $  318,234.65
Transamerica
  MS Capital
  Growth        BIDS (MLCO)      4/28/2014     Buy      SPLKUS SPLUNK INC      1,294 $54.5350  $0.0040    $  5.18   $   70,594.17
Transamerica
  MS Capital
  Growth        BIDS (MLCO)      4/28/2014     Buy      WDAYUS WORKDAY INC     1,899 $67.1800  $0.0040    $  7.60   $  127,612.80
                                                                  TOTAL       74,365                      $297.46   $2,002,990.31

/s/ Kelly Daniels
------------------------------------
Name: Kelly Daniels
Title: Vice President - Compliance
Morgan Stanley Investment Management, Inc.

                                   EXHIBIT B

                        TRANSAMERICA IDEX MUTUAL FUNDS
                     AEGON/TRANSAMERICA SERIES FUND, INC.
                       TRANSAMERICA INCOME SHARES, INC.
                    (EACH FUND OR SERIES THEREOF, A "FUND")

             Quarterly Report to the Boards of Directors/Trustees
                Regarding Transactions with Affiliated Brokers

                        for period ended April 30, 2014

Name of Fund: Transamerica MS Capital Growth

Total broker-dealer commissions paid by the Fund during period: $94,603.98

Total compensation paid by the Fund to each Affiliated Broker during quarter:

   Name of Affiliated Broker: BIDS

   Total compensation to that Affiliated Broker: $297.46

   Name of Affiliated Broker:

   Total compensation to that Affiliated Broker:

   Name of Affiliated Broker:

   Total compensation to that Affiliated Broker:

Comments:

Attached hereto are reports on individual transactions comprising these totals.

The undersigned certifies that these transactions were effected in compliance with the Fund's Procedures regarding payments of brokerage commissions to Affiliated Brokers under Section 17(e) and Rule 17e-l.

/s/ Jack Murray
----------------------------------    6/5/14
Jack Murray                           Date
Executive Director

                                   EXHIBIT A

                        TRANSAMERICA IDEX MUTUAL FUNDS
                        AEGON/TRANSAMERICA SERIES TRUST
                       TRANSAMERICA INCOME SHARES, INC.
                    (EACH FUND OR SERIES THEREOF, A "FUND")

                        Form For Rule 17e-l Transaction

  (to be attached to confirmation of agency trades with An Affiliated Broker)

Transamerica MS Growth Opportunities  SEE ATTACHED
Name of Fund                          Date of Trade

SEE ATTACHED                          BIDS
Security                              Name of Affiliated Broker

$870.92                               $0.004
Total Commission                      Unit Cost of Commission (i.e., per share charge)

   In determining whether the commissions paid by the Fund were reasonable and fair compared to commissions charged by other brokers, the following information was used:

a. Commission charged by the Affiliated Broker during the same period to other clients/1/:
   $0.004 - $0.020

b. Commissions being charged during this time period by unaffiliated broker-dealers for comparable transactions:
   $0.020 - $0.035

c. Other information considered:

d. Comments, including explanation of any material differences between commissions reported under paragraphs a and b, above and those charged to the Fund for the reported transaction:

/s/ Kelly Daniels
-----------------------------
Kelly Daniels, Vice President

/1/ Rate reflects commission charged to other MSIM clients by the affiliated broker.

                                  RULE 17e-1
                         AFFILIATED BROKER TRANSACTION
                FOR THE PERIOD: March 31, 2014 - APRIL 30, 2014

Rule 17e-1 Form (Affiliated Broker Transactions)

                                                                                                    Broker
                                                                                                  Commission
                 Affiliated Broker                                                                 Cost Per    Total
Client Name            Name         Trade Date Transaction Symbol Security Name  Shares   Price     Share    Commission
-----------      -----------------  ---------- ----------- ------ -------------  ------- -------- ---------- ----------
Transamerica
  MS Growth                                                       TRIPADVISOR
  Opportunities    BIDS (MLCO)      4/2/2014      Buy      TRIPUS     INC         2,895  $ 94.190  $0.0040    $ 11.58
Transamerica
  MS Growth
  Opportunities    BIDS (MLCO)      4/3/2014      Sell      YNDX   YANDEX NV     23,207  $ 30.552  $0.0040    $ 92.83
Transamerica
  MS Growth
  Opportunities    BIDS (MLCO)      4/3/2014      Sell     ZNGAUS  ZYNGA INC     95,597  $  4.201  $0.0040    $382.39
Transamerica                                                         AKAMAI
  MS Growth                                                       TECHNOLOGIES
  Opportunities    BIDS (MLCO)      4/4/2014      Sell     AKAMUS     INC         5,210  $ 54.375  $0.0040    $ 20.84
Transamerica
  MS Growth                                                       MERCADOLIBRE
  Opportunities    BIDS (MLCO)      4/4/2014      Sell     MELIUS     INC         1,983  $ 88.848  $0.0040    $  7.93
Transamerica
  MS Growth
  Opportunities    BIDS (MLCO)      4/7/2014      Buy      FEYEUS FIREEYE INC     8,229  $ 50.560  $0.0040    $ 32.92
Transamerica
  MS Growth                                                         GROUPON
  Opportunities    BIDS (MLCO)      4/7/2014      Sell     GRPNUS     INC         9,619  $  7.514  $0.0040    $ 38.48
Transamerica
  MS Growth                                                         GROUPON
  Opportunities    BIDS (MLCO)      4/8/2014      Sell     GRPNUS     INC         5,943  $  7.415  $0.0040    $ 23.77
Transamerica                                                        ARCH CAP
  MS Growth                                                        GROUP LTD
  Opportunities    BIDS (MLCO)      4/9/2014      Sell     ACGLUS     ORD         1,971  $ 56.245  $0.0040    $  7.88
Transamerica                                                         AKAMAI
  MS Growth                                                       TECHNOLOGIES
  Opportunities    BIDS (MLCO)      4/10/2014     Sell     AKAMUS     INC         6,482  $ 53.155  $0.0040    $ 25.93
Transamerica                                                         MARTIN
  MS Growth                                                         MARIETTA
  Opportunities                                                    MATERIALS
                   BIDS (MLCO)      4/10/2014     Sell     MLMUS      INC        14,104  $127.753  $0.0040    $ 56.42
Transamerica
  MS Growth
  Opportunities    BIDS (MLCO)      4/15/2014     Buy      TWTRUS TWITTER INC     6,262  $ 41.590  $0.0040    $ 25.05
Transamerica
  MS Growth
  Opportunities    BIDS (MLCO)      4/17/2014     Buy      SPLKUS  SPLUNK INC     1,320  $ 67.150  $0.0040    $  5.28
Transamerica
  MS Growth                                                          COLFAX
  Opportunities    BIDS (MLCO)      4/22/2014     Buy      CFXUS      CORP        6,383  $ 73.440  $0.0040    $ 25.53
Transamerica
  MS Growth
  Opportunities    BIDS (MLCO)      4/22/2014     Sell      YNDX   YANDEX NV      7,922  $ 29.550  $0.0040    $ 31.69
Transamerica
  MS Growth                                                          COLFAX
  Opportunities    BIDS (MLCO)      4/23/2014     Buy      CFXUS      CORP       10,585  $ 73.266  $0.0040    $ 42.34
Transamerica
  MS Growth                                                          COLFAX
  Opportunities    BIDS (MLCO)      4/24/2014     Buy      CFXUS      CORP        5,711  $ 70.700  $0.0040    $ 22.84
Transamerica
  MS Growth
  Opportunities    BIDS (MLCO)      4/24/2014     Buy      SPLKUS  SPLUNK INC      919   $ 57.510  $0.0040    $  3.68
Transamerica
  MS Growth
  Opportunities    BIDS (MLCO)      4/25/2014     Buy      SPLKUS  SPLUNK INC     1,860  $ 57.011  $0.0040    $  7.44
Transamerica
  MS Growth
  Opportunities    BIDS (MLCO)      4/28/2014     Buy      SPLKUS  SPLUNK INC      707   $ 54.535  $0.0040    $  2.83
Transamerica
  MS Growth                                                         WORKDAY
  Opportunities    BIDS (MLCO)      4/28/2014     Buy      WDAYUS     INC          822   $ 67.180  $0.0040    $  3.29
                                                                     TOTAL       217,731                      $870.92


                 Affiliated Broker
Client Name            Name         Security Name   Total Cost
-----------      -----------------  -------------  -------------
Transamerica
  MS Growth                         TRIPADVISOR
  Opportunities    BIDS (MLCO)          INC        $  272,737.95
Transamerica
  MS Growth
  Opportunities    BIDS (MLCO)       YANDEX NV     $  708,540.45
Transamerica
  MS Growth
  Opportunities    BIDS (MLCO)       ZYNGA INC     $  399,720.42
Transamerica                           AKAMAI
  MS Growth                         TECHNOLOGIES
  Opportunities    BIDS (MLCO)          INC        $  283,183.28
Transamerica
  MS Growth                         MERCADOLIBRE
  Opportunities    BIDS (MLCO)          INC        $  176,142.82
Transamerica
  MS Growth
  Opportunities    BIDS (MLCO)      FIREEYE INC    $  416,222.82
Transamerica
  MS Growth                           GROUPON
  Opportunities    BIDS (MLCO)          INC        $   72,085.11
Transamerica
  MS Growth                           GROUPON
  Opportunities    BIDS (MLCO)          INC        $   43,944.53
Transamerica                          ARCH CAP
  MS Growth                          GROUP LTD
  Opportunities    BIDS (MLCO)          ORD        $  110,817.03
Transamerica                           AKAMAI
  MS Growth                         TECHNOLOGIES
  Opportunities    BIDS (MLCO)          INC        $  344,413.45
Transamerica                           MARTIN
  MS Growth                           MARIETTA
  Opportunities                      MATERIALS
                   BIDS (MLCO)          INC        $1,801,500.76
Transamerica
  MS Growth
  Opportunities    BIDS (MLCO)      TWITTER INC    $  260,561.82
Transamerica
  MS Growth
  Opportunities    BIDS (MLCO)       SPLUNK INC    $   88,664.40
Transamerica
  MS Growth                            COLFAX
  Opportunities    BIDS (MLCO)          CORP       $  468,895.18
Transamerica
  MS Growth
  Opportunities    BIDS (MLCO)       YANDEX NV     $  233,931.48
Transamerica
  MS Growth                            COLFAX
  Opportunities    BIDS (MLCO)          CORP       $  775,728.08
Transamerica
  MS Growth                            COLFAX
  Opportunities    BIDS (MLCO)          CORP       $  403,882.49
Transamerica
  MS Growth
  Opportunities    BIDS (MLCO)       SPLUNK INC    $   52,870.07
Transamerica
  MS Growth
  Opportunities    BIDS (MLCO)       SPLUNK INC    $  106,078.22
Transamerica
  MS Growth
  Opportunities    BIDS (MLCO)       SPLUNK INC    $   38,570.38
Transamerica
  MS Growth                           WORKDAY
  Opportunities    BIDS (MLCO)          INC        $   55,238.40
                                       TOTAL       $7,113,729.14

/s/ Kelly Daniels
------------------------------------
Name: Kelly Daniels
Title: Vice President - Compliance
Morgan Stanley Investment Management, Inc.

                                   EXHIBIT B

                        TRANSAMERICA IDEX MUTUAL FUNDS
                     AEGON/TRANSAMERICA SERIES FUND, INC.
                       TRANSAMERICA INCOME SHARES, INC.
                    (EACH FUND OR SERIES THEREOF, A "FUND")

             Quarterly Report to the Boards of Directors/Trustees
                Regarding Transactions with Affiliated Brokers

                        for period ended April 30, 2014

Name of Fund: Transamerica MS Growth Opportunities

Total broker-dealer commissions paid by the Fund during period: $94,956.34

Total compensation paid by the Fund to each Affiliated Broker during quarter:

       Name of Affiliated Broker: BIDS

       Total compensation to that Affiliated Broker: $411.02

       Name of Affiliated Broker:

       Total compensation to that Affiliated Broker:

       Name of Affiliated Broker:

       Total compensation to that Affiliated Broker:

Comments:

Attached hereto are reports on individual transactions comprising these totals.

The undersigned certifies that these transactions were effected in compliance with the Fund's Procedures regarding payments of brokerage commissions to Affiliated Brokers under Section 17(e) and Rule 17e-l.

/s/ Jack Murray
----------------------------------    6/5/14
Jack Murray                           Date
Executive Director